UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

Schedule 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

OCA ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OCA ACQUISITION CORP.
1345 Avenue of the Americas, 33rd Floor
New York, New York 10105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 22, 2023

TO THE STOCKHOLDERS OF OCA ACQUISITION CORP.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of OCA Acquisition Corp. (the “Company,” “we,” “us” or “our”) to be held at 9:00 a.m., Eastern Time, on June 22, 2023 as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/am2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the virtual Annual Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting.

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Director Election Proposal — a proposal to re-elect the current Class I directors to the Company’s board of directors (the “Board”); and

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement of matters to be considered at the Annual Meeting.

The Board has fixed the close of business on June 2, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Public Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board recommends that you vote or give instructions to vote (i) “FOR” the re-election of the Class I directors as part of the Director Election Proposal and (ii) “FOR” the Auditor Ratification Proposal.

Approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. In accordance with the Certificate of Incorporation, prior to the completion of the Company’s initial business combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director.

Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”) and OCA’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Annual Meeting. As of the date of the accompanying proxy statement, the Sponsor holds approximately 49% of the issued and outstanding shares of Common Stock (including 100% of the issued and outstanding shares of Class B Common Stock) and OCA’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, (i) approval of the Director Election Proposal will not require the affirmative vote of any shares of Public Stock and (ii) approval of the Auditor Ratification Proposal will require the affirmative vote of at least 81,610 shares of Public Stock (or approximately 2.1% of the Public Stock) if all shares of Public Stock are represented at the Annual Meeting and cast votes, and the affirmative vote of no shares of Public Stock if only such shares as are required to establish a quorum are represented at the Annual Meeting and cast votes.

The accompanying proxy statement contains important information about the Annual Meeting, the Director Election Proposal and the Auditor Ratification Proposal. Whether or not you plan to attend the Annual Meeting, OCA urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated June 8, 2023 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of OCA Acquisition Corp.
/s/ David Shen
David Shen
Chief Executive Officer, President and Director
June 8, 2023

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2023: This notice of meeting, the accompanying proxy statement and proxy card and the Annual Report on Form 10-K as of and for the year ended December 31, 2022 are available at https://www.cstproxy.com/ocaacquisition/am2023.

OCA ACQUISITION CORP.
1345 Avenue of the Americas, 33rd Floor
New York, New York 10105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 22, 2023

PROXY STATEMENT

OCA Acquisition Corp. (the “Company,” “OCA,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the Annual Meeting of stockholders to be held at 9:00 a.m., Eastern Time, on June 22, 2023 as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/am2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the virtual Annual Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting.

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Director Election Proposal — a proposal to re-elect the current Class I directors to the Board; and

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

The Board has fixed the close of business on June 2, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Public Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. The Company’s warrants do not have voting rights. On the Record Date, there were 7,638,217 outstanding shares of Common Stock, including 3,900,717 outstanding shares of Public Stock.

This proxy statement contains important information about the Annual Meeting, the Director Election Proposal and the Auditor Ratification Proposal. Please read it carefully and vote your shares.

This proxy statement is dated June 8, 2023 and is first being mailed to stockholders on or about June 8, 2023.

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including any annexes to this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     OCA Acquisition Corp. (“OCA” or the “Company”) is a blank check company formed as a Delaware corporation for the purpose of effecting an initial business combination (a “Business Combination”) with one or more businesses.

On January 20, 2021, OCA consummated its initial public offering (the “IPO”) of 14,950,000 units (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and one-half of one redeemable warrant of the Company, with each full warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to OCA of $149,500,000. Simultaneously with the closing of the IPO, OCA completed the private sale of an aggregate of 7,057,500 warrants to the OCA Acquisition Holdings LLC (the “Sponsor”) at a purchase price of $1.00 per private placement warrant (the “Private Placement Warrants”), generating gross proceeds of $7,057,500. A total of $151,742,500, comprised of $144,685,000 of the proceeds from the IPO and $7,057,500 of the proceeds of the sale of the private placement warrants was placed in the trust account maintained by Continental, acting as trustee (the “Trust Account”). Like most blank check companies, OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Public Stock if there is no qualifying business combination(s) consummated on or before January 20, 2023.

On July 15, 2022, the Company’s board of directors (the “Board”) elected to extend the date by which the Company has to consummate a Business Combination from July 20, 2022 to January 20, 2023, as permitted under the Company’s Certificate of Incorporation. On January 19, 2023, OCA held a special meeting of stockholders to approve an amendment to OCA’s Certificate of Incorporation to extend the date (the “Termination Date”) by which OCA has to consummate a Business Combination from January 20, 2023 to April 20, 2023 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The stockholders of OCA approved the Extension Amendment Proposal at the Extension Meeting and on January 19, 2023, OCA filed the Charter Amendment with the Delaware Secretary of State. On April 17, 2023, the Board approved an extension of the Termination Date from April 20, 2023 to May 20, 2023 and a draw of an aggregate of $90,000 pursuant to an unsecured promissory note in the principal amount of $1,080,000 OCA previously issued to the Sponsor (the “Extension Note”). On May 16, 2023, the Board approved an extension of the Termination Date from May 20, 2023 to June 20, 2023 and a draw of an aggregate of $90,000 pursuant to the Extension Note.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on June 22, 2023, at 9:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/am2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the virtual Annual Meeting?” for more information.

Q:     How do I vote?

A:     If you were a holder of record of shares of Public Stock on June 2, 2022 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 21, 2023.

Voting Electronically.    You may attend and vote at the Annual Meeting by visiting https://www.cstproxy.com/ocaacquisition/am2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     How do I attend the virtual Annual Meeting?

A:     If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Annual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Annual Meeting starting June 20, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/ocaacquisition/am2023, enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Annual Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

Stockholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual Meeting, you will need to have a legal proxy from your bank or broker or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 1956276#. Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

Q:     What are the specific proposals on which I am being asked to vote?

A:     OCA stockholders are being asked to consider and vote on the following proposals:

•        The Director Election Proposal — a proposal to re-elect the current Class I directors to the Company’s Board; and

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

For more information, please see “Proposal No. 1 — The Director Election Proposal” and “Proposal No. 2 — The Auditor Ratification Proposal”.

After careful consideration, the Board has unanimously determined that the Director Election Proposal and the Auditor Ratification Proposal are advisable and in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Why is OCA proposing the Director Election Proposal and the Auditor Ratification Proposal?

A:     The Director Election Proposal.    The Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2021, as required by Nasdaq Listing Rule 5620(a). The Company is holding an annual meeting for the election of directors to regain compliance with the listing rules.

The Auditor Ratification Proposal.    The Company appointed Withum to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year. The Company elects to have its stockholders ratify such appointment.

Q:     What constitutes a quorum?

A:     A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person by virtual attendance or by proxy, of stockholders holding a majority of the Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns approximately 49% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 81,610 shares of Common Stock held by public stockholders would be required to be present at the Annual Meeting to achieve a quorum.

Q:     What vote is required to approve the proposals presented at the Annual Meeting?

A:     The Director Election Proposal.    Approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. In accordance with the Company’s Certificate of Incorporation, prior to the completion of the Company’s Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director.

The Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the votes cast by stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

Q:     How will the Sponsor and OCA’s directors and officers vote?

A:     The Sponsor and OCA’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 3,737,500 shares of Common Stock, representing approximately 49% of OCA’s issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, (i) approval of the Director Election Proposal will not require the affirmative vote of any shares of Public Stock and (ii) approval of the Auditor Ratification Proposal will require the affirmative vote of at least 81,610 shares of Public Stock (or approximately 2.1% of the Public Stock) if all shares of Public Stock are represented at the Annual Meeting and cast votes, and the affirmative vote of no shares of Public Stock if only such shares as are required to establish a quorum are represented at the Annual Meeting and cast votes.

Q:     Who is OCA’s Sponsor?

A:     OCA’s sponsor is OCA Acquisition Holdings LLC, a Delaware limited liability company. The Sponsor currently owns 3,737,500 shares of Common Stock and 7,057,500 Private Placement Warrants of OCA. Olympus Capital Asia V, L.P. currently is the majority and managing member of OCA Acquisition Holdings LLC. Messrs. Shen, Glat and Mintz are managing directors of Olympus Capital, the investment adviser to Olympus Capital Asia V, L.P., and each own indirect interests in Olympus Capital Asia V, L.P. As such, each such person may be deemed to have or share beneficial ownership of the Class B Common Stock held directly by OCA Acquisition Holdings LLC. In July 2022, Antara acquired a majority economic, non-voting interest in the Sponsor. Antara was founded by Himanshu Gulati in 2018 and invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments.

The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by the Termination Date because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $10.49 per share of Public Stock (assuming the withdrawal of $100,000 of net interest to pay dissolution expenses), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:     What if I do not want to vote “FOR” the Director Election Proposal or the Auditor Ratification Proposal?

A:     If you do not want the Director Election Proposal or the Auditor Ratification Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting in person by virtual attendance or by proxy, you may vote “AGAINST” the Director Election Proposal or the Auditor Ratification Proposal, and your Common Stock will be counted for the purposes of determining whether the Director Election Proposal or the Auditor Ratification Proposal (as the case may be) are approved.

However, if you fail to attend the Annual Meeting in person by virtual attendance or by proxy, or if you do attend the Annual Meeting in person by virtual attendance or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your Common Stock will not be counted for the purposes of determining whether the Director Election Proposal or the the Auditor Ratification Proposal is approved, and your Common Stock will have no effect on the outcome of such votes

Q:     How are the funds in the Trust Account currently being held?

A:     The Trust Account is located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and, from the IPO through January 19, 2023, was invested only in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company. On

January 19, 2023, the Company liquidated the U.S. government treasury obligations or money market funds held in the Trust Account. The funds in the Trust Account will be maintained in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and the Company’s liquidation. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate, and the Company cannot assure you that such rate will not decrease or increase significantly.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Stockholders may send a later-dated, signed proxy card to OCA Acquisition Corp., at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, so that it is received by the Company prior to the vote at the Annual Meeting (which is scheduled to take place on June 22, 2023) or attend the virtual Annual Meeting and vote electronically. Stockholders may also revoke their proxy by send a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Annual Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. Approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. In accordance with the Company’s Certificate of Incorporation, prior to the completion of the Company’s Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director. Approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the votes cast by stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

Stockholders who attend the Annual Meeting, either in person by virtual attendance or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Annual Meeting. The presence, in person by virtual attendance or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to OCA or by voting online at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Annual Meeting are “non-routine” matters and therefore, OCA does not expect there to be any broker non-votes at the Annual Meeting.

If you are an OCA stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Director Election Proposal or the Auditor Ratification Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Annual Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Director Election Proposal and the Auditor Ratification Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Director Election Proposal and the Auditor Ratification Proposal, the Board has determined that the Director Election Proposal and the Auditor Ratification Proposal are advisable and in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Director Election Proposal and the Auditor Ratification Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Director Election Proposal and the Auditor Ratification Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instruction provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:     You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:     OCA will pay the cost of soliciting proxies for the Annual Meeting. OCA has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual Meeting. OCA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of OCA may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: OCA@investor.morrowsodali.com

You also may obtain additional information about OCA from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of OCA Acquisition Corp., a Delaware corporation (“OCA” or the “Company”) with respect to, among other things, OCA’s capital resources and results of operations. Likewise, OCA’s financial statements and all of OCA’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect OCA’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. OCA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        OCA’s ability to complete a Business Combination;

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Common Stock and other securities of OCA; and

•        the use of funds not held in the Trust Account or available to OCA from interest income on the Trust Account balance.

While forward-looking statements reflect OCA’s good faith beliefs, they are not guarantees of future performance. OCA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause OCA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in OCA’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, Registration Statement on Form S-1 filed with the SEC on December 23, 2021, as amended, and declared effective on January 14, 2021 (File No. 333-251617) (the “Registration Statement”), in OCA’s Quarterly Reports on Form 10-Q, in our proxy statement filed with the SEC on December 30, 2022, and in the other reports we file with the SEC from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to OCA (or to third parties making the forward-looking statements).

BUSINESS OF OCA AND CERTAIN INFORMATION ABOUT OCA

References in this section to “we,” “our,” or “us” refer to OCA Acquisition Corp.

General

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

IPO and Private Placement

On January 20, 2021, the Company consummated its IPO of 14,950,000 Units, at a price of $10.00 per Unit generating gross proceeds of $149,500,000, which includes the full exercise of the underwriter’s option to purchase an additional 1,950,000 Units at the IPO’s price to cover over-allotments. The securities in the offering were registered under the Securities Act of 1933, as amended, on the Registration Statement. The SEC declared the Registration Statement effective on January 14, 2021.

Simultaneously with the closing of the IPO, it consummated the sale of 7,057,500 Private Placement Warrants to the Sponsor at a price of $1.00 per Unit, generating gross proceeds of $7,057,000, which includes the full exercise if the underwriters’ over-allotment option is exercised in full.

Following the closing of the IPO on January 18, 2021 and the full exercise of the underwriters’ over-allotment, $151,742,500 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. On January 19, 2023, the Company liquidated the U.S. government treasury obligations or money market funds held in the Trust Account. The funds in the Trust Account will be maintained in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and the Company’s liquidation. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate, and the Company cannot assure you that such rate will not decrease or increase significantly.

Time to Complete a Business Combination

On July 15, 2022, the Board elected to extend the date by which the Company has to consummate a Business Combination from July 20, 2022 to January 20, 2023, as permitted under the Company’s Certificate of Incorporation. On January 19, 2023, OCA held a special meeting of stockholders to approve an amendment to OCA’s Certificate of Incorporation to extend the Termination Date from January 20, 2023 to April 20, 2023 and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto. The stockholders of OCA approved the Extension Amendment Proposal at the Extension Meeting and on January 19, 2023, OCA filed the Charter Amendment with the Delaware Secretary of State. On April 17, 2023, the Board approved an extension of the Termination Date from April 20, 2023 to May 20, 2023 and a draw of an aggregate of $90,000 pursuant to the Extension Note. On May 16, 2023, the Board approved an extension of the Termination Date from May 20, 2023 to June 20, 2023 and a draw of an aggregate of $90,000 pursuant to the Extension Note.

PROPOSAL NO. 1 — THE DIRECTOR ELECTION PROPOSAL

Nominees of the Board of Directors

The OCA Board consists of eight directors, divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one full year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Daniel Mintz and Emmanuel Pitsilis, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Alec Ellison, Jeffrey Glat and Jacob Robbins, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Gary Bennett, Christine Houston and David Shen, will expire at the third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting (the “Term”) following election and until their successors have been duly elected and qualified.

Our Board has nominated the persons identified below for re-election as Class I directors, to serve for the Term and until his successor has been elected and qualified. If any of the nominees become unavailable for election, which is not expected, the person named in the accompanying proxy intends to vote for any substitutes whom the Board nominates.

If a quorum is present at the Annual Meeting, approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. In accordance with the Company’s Certificate of Incorporation, prior to the completion of the Company’s Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director.

Name	Age	Other positions with the Company;	Has served as a director since
Daniel Mintz	61	Director	January 2021
Emmanuel Pitsilis	54	Director	January 2021

The following sets forth certain information with respect to our director nominees.

Daniel Mintz, a member of the Board since our inception, has more than 30 years of private equity investment and M&A experience in Asia and the U.S. Prior to co-founding Olympus Capital in 1997, Mr. Mintz established and was head of Asia for Morgan Stanley Capital Partners (“MSCP”), the former private equity arm of Morgan Stanley, which managed over $4 billion of private equity capital. Mr. Mintz was a member of the worldwide Investment Committee of MSCP and served as a director on a number of boards of portfolio companies in Asia and the U.S. Mr. Mintz holds an MBA from the Stanford Graduate School of Business Administration and a B.A. degree magna cum laude and Phi Beta Kappa from Brown University. He was a recipient of a Fulbright Fellowship and is a member of the Council on Foreign Relations. We believe Mr. Mintz’ broad operational and transactional experience makes him well qualified to serve on our Board.

Emmanuel Pitsilis, a member of the Board since January 2021, started his career with McKinsey in 1993 and left as a Senior Partner in 2014. During his 21 years with McKinsey, Mr. Pitsilis focused on building the Firm’s presence in Asia Pacific with a focus initially on Southeast Asia and then on North Asia. Mr. Pitsilis built long-lasting and deep relationships with CEOs of leading global and Asian financial services clients and with senior regulators throughout Asia. Mr. Pitsilis also held various leadership and entrepreneurial roles within McKinsey — for example, he led the build-up of McKinsey’s financial services practice in Greater China between 2006 and 2013. Mr. Pitsilis remained a senior advisor to the Firm until February 2021. Between 2014 and early 2021, Mr. Pitsilis co-founded two early stage ventures: Velotrade (a FinTech platform focused on trade-finance) and Zegal (a legaltech platform). Mr. Pitsilis remains an active investor in companies in deep tech, FinTech, and e-commerce with a focus on Asia Pacific. Since April 2021, Mr. Pitsilis has been co-head of Asia Pacific at Partners Capital, a global outsourced investment office with close to USD 50 billion in AUM. Mr. Pitsilis holds an MBA from INSEAD, a Master of Sciences from Ecole Polytechnique and a Master in Engineering from Ecole des Mines de Paris. We believe Mr. Pitsilis’ broad operational and transactional experience makes him well qualified to serve on our Board.

Board Leadership Structure and Role in Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•        The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•        The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

The Board held ten meetings during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, no director attended fewer than 75% of the meetings of our Board and board committees of which the director was a member.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person that, in the opinion of the Board, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). Our Board has determined that each of Messrs. Bennett, Ellison, Pitsilis and Robbins and Ms. Houston is an “independent director” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee and nominating and corporate governance committee of a listed company each be comprised solely of independent directors. Each committee operates under a charter that complies with Nasdaq rules, has been approved by our Board and has the composition and responsibilities described below. The charter of each committee is available on our website at www.ocaacquisition.com.

Audit Committee

Messrs. Bennett, Ellison and Robbins serve as the members of our audit committee, and Mr. Robbins is the chair of the audit committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Bennett, Ellison and Robbins meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Mr. Bennett qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence and (4) the performance of our internal audit function and the independent registered public accounting firm;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the SEC from time to time;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Mr. Bennett and Ms. Houston serve as the members of our compensation committee. Under Nasdaq listing standards and applicable SEC rules, all members of the compensation committee must be independent. Each of Mr. Bennett and Ms. Houston are independent and Ms. Houston will chair the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations on an annual basis to our Board with respect to (or approving, if such authority is so delegated by our Board) the compensation, if any is paid by us, and any incentive-compensation and equity-based plans that are subject to board approval of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, until the earlier of the consummation of a Business Combination or our liquidation, except for the payment to an affiliate of the Sponsor of $15,000 per month for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of a Business Combination. Accordingly, it is likely that prior to the consummation of a Business Combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such Business Combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are each of Messrs. Bennett, Ellison, Pitsilis and Robbins and Ms. Houston. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholder Communications

Stockholders can mail communications to OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees, which is available on our website at www.ocaacquisition.com. We filed a copy of our Code of Business Conduct and Ethics and our committee charters as exhibits to the Registration Statement. You will be able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics in a Current Report on Form 8-K.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines in accordance with the corporate governance rules of Nasdaq that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairperson of the board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines is available on our website at www.ocaacquisition.com.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2022, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Executive Officers and Directors

The Company’s directors and officers are as follows:

Name	Age	Title
David Shen	55	Chief Executive Officer, President and Director
Jeffrey Glat	58	Director, Chief Financial Officer, Secretary and Treasurer
Daniel Mintz	61	Director
Gary Bennett	68	Director
Alec Ellison	60	Director
Christine Houston	69	Director
Emmanuel Pitsilis	54	Director
Jacob Robbins	63	Director

The biographical information for Daniel Mintz and Emmanuel Pitsilis is provided above under the director nominee information.

David Shen has served as our Chief Executive Officer, President and a Director since our inception. Mr. Shen has over 25 years of investment and financial experience in Asia and the U.S., joining Olympus Capital in Hong Kong in 1998 and leading its efforts in Japan while based in Tokyo from 2001-2010. Prior to joining Olympus Capital, Mr. Shen worked for William E. Simon & Sons (Asia), the Asian affiliate of the direct investment group founded by William Simon Sr., the former U.S. Treasury Secretary under Presidents Nixon and Ford. Before that, Mr. Shen was with Goldman Sachs in New York and Hong Kong. Mr. Shen holds an MBA from the Wharton School of University of Pennsylvania and a B.S. from Cornell University. We believe Mr. Shen’s broad operational and transactional experience, and his position as Chief Executive Officer, make him well qualified to serve on our Board.

Jeffrey Glat has served as our Chief Financial Officer, Secretary and Treasurer, and a member of our Board since our inception. Mr. Glat has over 30 years of experience in accounting for financial services companies. Prior to joining Olympus Capital in 2002, Mr. Glat managed the accounting and reporting for an $8 billion private equity portfolio managed by J.P. Morgan Partners. Mr. Glat was previously the Chief Financial Officer of WestLB Panmure Securities and a Senior Manager in the Financial Services Practice of Ernst & Young. Mr. Glat holds an MBA from the University of Buffalo and a B.S. in Finance and Economics from Ithaca College. We believe Mr. Glat’s broad operational and transactional experience, and his position as Chief Financial Officer, make him well qualified to serve on our Board.

Gary Bennett, a member of our Board since January 2021, has over 35 years of experience in the life insurance industry, working for a number of international companies in Australia, Asia and North America in senior leadership positions. Mr. Bennett has been the Chairman and Chief Executive of North Star Consulting since founding the company in 2014. North Star Consulting is a consulting company that provides high level strategic advice and operational support to organizations with particular strength in interim management, Mergers & Acquisitions, new business set ups, restructuring, distribution, product development, marketing, leadership and board, advisory and investor support. Prior to his current role, Mr. Bennett served as Chairman & CEO of Seguros Monterrey New York Life in Mexico from 2014 through 2018, where he continues to be a non-executive director, serving on the audit, investment and reinsurance committees. Prior to rejoining New York Life in Mexico, Mr. Bennett had a ten year career with New York Life in Asia, where he most recently served as CEO of Asia of New York Life International, where he oversaw the company’s fully-owned and JV operations in the region and previously serving as Executive Vice President and CEO for Greater China, CEO for India and President and CEO of the company’s Hong Kong operation. Prior to joining New York Life International, Mr. Bennett was Managing Director of North Asia for Prudential Corporation Asia (PCA), where he previously served as a member of the PCA Regional Board, Life ExCo and Chairman & CEO of its life insurance companies in Japan and Korea as well as a director of PCA Asset Management, Japan. Prior to joining PCA in 2000, Mr. Bennett was Chairman and Chief Executive Officer of Colonial Mutual Group (CMG) Asia Life in Hong Kong. Mr. Bennett also currently serves as vice chair of the board of directors of 25 Point Systems, Inc. and on the advisory boards of Chief of Staff.com, LLC and Lapetus Solutions, Inc. Mr. Bennett received a B.A. in Business Administration from the University of California, Berkeley. We believe Mr. Bennett’s broad operational and transactional experience makes him well qualified to serve on our Board.

Alec Ellison, a member of our Board since January 2021, is currently the Chairman of the US business of OurCrowd International, G.P., one of the world’s leading venture investing platforms. Mr. Ellison took on this role in 2019 after serving nearly 3 years on OurCrowd’s Advisory Board. Mr. Ellison joined OurCrowd after a nearly 30-year career in investment banking focused on the technology sector. Over the course of his career, Mr. Ellison advised on over 200 completed M&A transactions in the technology sector. Mr. Ellison was formerly a Vice Chairman of Jefferies LLC, the longtime head of the firm’s Technology Investment Banking Group, and a member of the firm’s Executive Committee. Mr. Ellison joined Jefferies as part of the firm’s 2003 acquisition of Broadview International, where he was President. Mr. Ellison began his investment banking career at Morgan Stanley. After retiring from Jefferies, Mr. Ellison founded Outvest Capital to pursue a proprietary public investing strategy capitalizing on how the accelerating rate of technological change impacts companies across all industries. Mr. Ellison is a South Carolina native, resides in Connecticut, and holds a BA from Yale (summa cum laude) and an MBA with High Distinction from the Harvard Business School. We believe Mr. Ellison’s broad operational and transactional experience makes him well qualified to serve on our Board.

Christine Houston, a member of our Board since January 2021, is the Founder and Managing Director of Executive Strategies Group International Ltd. (“EGSI”), which she founded in 1998. Ms. Houston specializes in global senior level appointments throughout Asia, Europe and North America, with expertise in financial services and the professional services sector. Prior to forming EGSI, Ms. Houston worked for TASA International (subsequently TMP Search), originally as a Partner in New York and from 1994 on as the Managing Partner of the Hong Kong office, concurrently heading the Financial Services and Technology Practices in Asia, including Japan. Prior to joining TASA in 1990, Ms. Houston was a Partner at Korn Ferry International, where she focused on leading cross-border searches between the US and Asia from 1986 to 1990. Prior to entering the executive search profession, Ms. Houston was a Vice President and Managing Director of J. Walter Thompson — Japan. Her management positions at the corporate level include Director of Marketing for Revlon Japan, and executive positions with the International Division of Avon Products for the Japanese and Latin American markets. During her seven years in Japan, Ms. Houston was a founding member of Foreign Executive Women (FEW) in Japan. Ms. Houston also holds an MBA from Fordham University, and a B.A. in Economics from Hofstra University. We believe Ms. Houston’s broad operational and transactional experience makes him well qualified to serve on our Board.

Jacob Robbins, a member of our Board since January 2021, is the Chief Executive Officer of Emeterra, a company he founded in 2013 to focus on the agtech and foodtech sectors using his significant global experience in agribusiness and the food and beverage sector. Emeterra partners with promising companies and globally acclaimed research institutions on disruptive technologies spanning agricultural production, post-harvest preservation, processing and logistics. Prior to Emeterra, Mr. Robbins spent 20 years from 1993 to 2013 in various executive roles with The Coca-Cola Company in multi-geographic and global executive positions, including coverage of strategic inputs for Coca-Cola’s global brands and support for the end-to-end supply chain across Asia Pacific, the Middle East & Eastern Europe. Mr. Robbins’ last role with The Coca-Cola Company was that of Managing Director covering its global system’s major agri commodities and ingredients, leading the world’s largest supply chain of sugar and starch sweeteners. Spanning over 120 countries, this also represented the biggest single area of the global Coca-Colasystem’s supply chain. Prior to joining Coca-Cola, Mr. Robbins was part of TAS, the flagship leadership development programme of the Tata Group, India’s largest business conglomerate. As part of the TAS programme, Mr. Robbins worked with Tata Steel, first in the office of the Chairman and subsequently successfully developed and led Tata Steel’s main international trading platform for agricultural commodities, establishing it with a global presence. Mr. Robbins is a Board member of JUST (Eat Just Inc), a company with food technology to find tools in the plant kingdom to make food tastier, healthier and more sustainable (e.g., its plant-based JUST Egg). Mr. Robbins serves on the Advisory Board of DouxMatok, which focuses on targeted delivery of flavour ingredients, such as sugar and salt. Mr. Robbins qualified in Management with Honours, complemented by programmes at Wharton and the Harvard Business School. Mr. Robbins also holds a Bachelor of Science in Economics with Honours. We believe Mr. Robbins’ broad operational and transactional experience makes him well qualified to serve on our Board.

Executive Compensation

We pay an affiliate of the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of a Business Combination or our liquidation, we will cease paying these monthly fees. In no event will our sponsor or any of our existing officers or directors, or any entity with which our sponsor or officers are affiliated, be paid any finder’s fee, reimbursement, consulting fee, monies in respect of any payment of a loan or other compensation by the company prior to, or in connection with any services rendered for any services they render in order to effectuate, the completion of our Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits the Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers or directors, or our or their affiliates. Any such payments prior to a Business Combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating a Business Combination.

After the completion of a Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of a Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after such Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management team’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of a Business Combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Certain Relationships and Related Transactions

In July 2020, we issued an aggregate of 5,031,250 shares of Class B Common Stock to the Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.005 per share. In December 2020, the Sponsor returned to us, at no cost, an aggregate of 1,293,750 shares of Class B Common Stock, which we cancelled, resulting in an aggregate of 3,737,500 shares of Class B Common Stock outstanding and held by our sponsor. The number of shares of Class B Common Stock issued was determined based on the expectation that such shares of Class B Common Stock would represent 20% of the outstanding shares upon completion of our IPO.

The Sponsor purchased 7,057,500 Private Placement Warrants simultaneously with the closing of our IPO. Each Private Placement Warrant entitles the holder thereof to purchase one share of our Class A Common Stock at a price of $11.50 per share. The Private Placement Warrants (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

We pay an affiliate of the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of a Business Combination or our liquidation, we will cease paying these monthly fees.

No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to the Sponsor, officers and directors, or any affiliate of the Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of a Business Combination (regardless of the type of transaction that it is). We do not have a policy that prohibits the Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

The Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of our IPO. These loans were non-interest bearing, unsecured and were due at the earlier of March 31, 2021, or the closing of our initial public offering. The loan was repaid upon the closing of our IPO out of the estimated $825,000 of offering proceeds that has been allocated to the payment of offering expenses (other than underwriting commissions).

In addition, in order to finance transaction costs in connection with an intended Business Combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account. The 2021 Note with a balance of $1,500,000 outstanding at December 31, 2022 (see discussion below) was issued under the working capital loan arrangement.

On December 14, 2021, we issued a promissory note in the principal amount of up to $1,500,000 to the Sponsor (the “2021 Note”). The 2021 Note was issued in connection with advances the Sponsor has made, and may make in the future, to the Company for working capital expenses. If we complete a Business Combination, we will repay the

2021 Note out of the proceeds of the Trust Account released to us. Otherwise, the 2021 Note will be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay the 2021 Note but no proceeds from the Trust Account will be used to repay the 2021 Note. At the election of the Sponsor, all or a portion of the unpaid principal amount of the 2021 Note may be converted into warrants of the Company at a price of $1.00 per warrant. Such warrants and their underlying securities are entitled to the registration rights set forth in the 2021 Note. As of December 31, 2022, there was $1,500,000 outstanding under the 2021 Note.

On July 20, 2022, we issued an unsecured promissory note in the principal amount of up to $747,500 to the Sponsor (the “2022 Note”). The 2022 Note does not bear interest and matures upon closing of a Business Combination. In the event that we do not consummate a Business Combination, the 2022 Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. As of December 31, 2022, there was $747,500 outstanding under the 2022 Note.

On January 19, 2023, we issued the Extension Note. The Extension Note does not bear interest and matures upon closing of a Business Combination. In the event that we do not consummate a Business Combination, the Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Pursuant to the Certificate of Incorporation, the Sponsor deposited $270,000 into the trust account in order to extend the time available for us to consummate a Business Combination to April 20, 2023. Pursuant to the Certificate of Incorporation, we may, without another stockholder vote, elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the April 20, 2023, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto For each monthly extension, our sponsor will deposit $90,000 into the Trust Account. On April 17, 2023 and May 18, 2023, the Sponsor deposited $90,000 into the Trust Account to extend the Termination Date to May 20, 2023 and June 20, 2023, respectively.

We have entered into a registration rights agreement with respect to the Private Placement Warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the shares of Class B Common Stock, and, upon consummation of a Business Combination, to nominate three individuals for election to our Board.

Pursuant to a letter agreement with the Sponsor, we will provide a right of first offer to the Sponsor if, in connection with or prior to the closing of a Business Combination, we propose to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (other than warrants in respect of working capital loans as described above or to any seller in such business combination).

Required Vote

If a quorum is present at the Annual Meeting, approval of the Director Election Proposal requires a plurality of the votes cast by the stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. In accordance with the Company’s Certificate of Incorporation, prior to the completion of the Company’s Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director.

THE BOARD RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee and the Board appointed Withum as the independent registered public accounting firm for the fiscal year ended December 31, 2023. Representatives of Withum may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Withum, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal years ended December 31, 2021 and 2022, Withum acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    For the years ended December 31, 2022 and 2021, fees were approximately $87,000 and $104,030, respectively, for the services Withum performed in connection with our IPO, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and the audits of our December 31, 2022 and 2021 financial statements included in our Annual Reports on Form 10-K.

Audit-Related Fees.    For the years ended December 31, 2022 and 2021, Withum did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    For the years ended December 31, 2022 and 2021, fees for services rendered to us for tax compliance, tax advice and tax planning by Withum were approximately $14,000 and $4,120, respectively.

All Other Fees.    For the years ended December 31, 2022 and 2021, Withum did not render any services to us other than those set forth above.

Pre-Approval of Services

All of the foregoing services were approved by the Audit Committee.

Required Vote

Approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the votes cast by stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

THE ANNUAL MEETING

This proxy statement is being provided to OCA stockholders as part of a solicitation of proxies by the Board for use at the annual meeting of OCA stockholders to be held on June 22, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 8, 2023 to all stockholders of record of OCA as of the Record Date for the Annual Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on June 22, 2023, at 9:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Annual Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/am2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the virtual Annual Meeting?” for more information.

You can pre-register to attend the virtual Annual Meeting starting June 20, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/ocaacquisition/am2023), enter your control number, name and email address. Once you pre- register you can vote or enter questions in the chat box. At the start of the Annual Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 1956276#. Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

The Proposals at the Annual Meeting

At the Annual Meeting, OCA stockholders will consider and vote on the following proposals:

•        The Director Election Proposal — a proposal to re-elect the current Class I directors to the Board; and

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

Voting Power; Record Date

As a stockholder of OCA, you have a right to vote on certain matters affecting OCA. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned Common Stock at the close of business on June 2, 2023, which is the Record Date for the Annual Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,638,217 issued and outstanding shares of Common Stock, of which 3,900,717 shares of Common Stock are held by public stockholders and 3,737,500 shares of Common Stock are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person by virtual attendance or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns approximately 49% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 81,610 shares of Common Stock held by public stockholders would be required to be present at the Annual Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of the Director Election Proposal or the Auditor Ratification Proposal.

Under Nasdaq rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders or has received instructions as to how to vote on some but not all of the “nonroutine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Director Election Proposal and the Auditor Ratification Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Annual Meeting without your instruction.

Vote Required for Approval

Approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. In accordance with the Certificate of Incorporation, prior to the completion of the Company’s initial business combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director.

Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Sponsor and OCA’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Annual Meeting. As of the date of this proxy statement, the Sponsor owns approximately 49% of the issued and outstanding shares of Common Stock and OCA’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor).

The following table reflects the number of additional shares of Public Stock required to approve each proposal:

Proposal	Approval Standard	Number of Additional Shares of Public Stock Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Director Election Proposal	Plurality of Voted Stock	N/A	N/A
Auditor Ratification Proposal	Majority of Voted Stock	0	81,610

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Annual Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Annual Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 21, 2023.

Voting Electronically.    You may attend, vote by visiting https://www.cstproxy.com/ocaacquisition/am2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at the Annual Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify OCA’s Chief Executive Officer in writing to OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, before the Annual Meeting that you have revoked your proxy; or

•        you may attend the virtual Annual Meeting, and vote electronically, as indicated above.

No Additional Matters

The Annual Meeting has been called only to consider and vote on the approval of the Director Election Proposal and the Auditor Ratification Proposal. Under the Bylaws of OCA (the “Bylaws”), other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this proxy statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions about Voting

If you are an OCA stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OCA@investor.morrowsodali.com.

Appraisal Rights

There are no appraisal rights available to OCA’s stockholders in connection with the Director Election Proposal or the Auditor Ratification Proposal.

Proxy Solicitation Costs

OCA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. OCA has engaged Morrow Sodali to assist in the solicitation of proxies for the Annual Meeting. OCA and its directors, officers and employees may also solicit proxies in person. OCA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

OCA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. OCA will pay Morrow Sodali a fee of $7,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as OCA’s proxy solicitor. OCA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to OCA stockholders. Directors, officers and employees of OCA who solicit proxies will not be paid any additional compensation for soliciting.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of OCA’s common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of OCA’s common stock, by:

•        each person known by OCA to be the beneficial owner of more than 5% of OCA’s outstanding Common Stock;

•        each of OCA’s executive officers and directors that beneficially owns shares of OCA’s Common Stock; and

•        all OCA’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 7,638,217 shares of common stock issued and outstanding as of the Record Date. The table below does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
OCA Acquisition Holdings LLC(2)(3)	3,737,500	48.9%
David Shen(3)	—	—
Jeffrey Glat(3)	—	—
Daniel Mintz(3)	—	—
Alec Ellison(4)	—	—
Gary Bennett(4)	—	—
Christine Houston(4)	—	—
Emmanuel Pitsilis(4)	—	—
Jacob Robbins(4)	—	—
All executive officers and directors as a group (eight individuals)(2)	3,737,500	48.9%
Other 5% Owners	—	—
Karpus Investment Management(5)(6)	1,534,329	20.1%
Saba Capital Management, L.P.(5)(7)	795,529	10.4%
Fir Tree Capital Management LP(5)(8)	800,000	10.5%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, New York 10022.

(2)      Interests shown consist solely of shares of Class B Common Stock, consisting of 3,737,500 shares issued and outstanding as of March 31, 2022. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of this report entitled “Description of Securities.”

(3)      OCA Acquisition Holdings LLC is the record holder of the shares reported herein. Olympus Capital Asia V, L.P. currently is the majority and managing member of OCA Acquisition Holdings LLC. Messrs. Shen, Glat and Mintz are managing directors of Olympus Capital, the investment adviser to Olympus Capital Asia V, L.P., and each own indirect interests in Olympus Capital Asia V, L.P. As such, each such person may be deemed to have or share beneficial ownership of the Class B Common Stock held directly by OCA Acquisition Holdings LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      OCA Acquisition Holdings LLC is the record holder of the shares reported herein. Each of Messrs. Ellison, Bennett, Pitsilis and Robbins and Ms. Houston own non-managing member interests in OCA Acquisition Holdings LLC and have no power to vote or dispose of our shares owned by OCA Acquisition Holdings LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      Interests shown consist solely of Class A common stock, consisting of 3,900,717 shares issued and outstanding as of May 15, 2023.

(6)      According to a Schedule 13G filed with the SEC on June 10, 2021, as amended on May 9, 2023 (the “Schedule 13G”) by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940 and shares of Class A common stock reported in the Schedule 13G are owned directly by the accounts managed by Karpus. The business address of Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

(7)      According to a Schedule 13G filed with the SEC on May 27, 2021, as amended on February 14, 2022 by (i) Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), (ii) Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and (iii) Mr. Boaz R. Weinstein (together, the “Reporting Persons”). The funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the common stock. The business address of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(8)      According to a Schedule 13G filed with the SEC on February 14, 2023 by Fir Tree Capital Management LP. The business address of Fir Tree Capital Management LP is 500 5th Avenue, 9th Floor, New York, New York 10110.

FUTURE STOCKHOLDER PROPOSALS

The Company may hold a special meeting of stockholders for the purpose of approving a Business Combination and related transactions. Accordingly, at such time as a Business Combination is consummated, the Company’s subsequent annual meeting of stockholders would be held at a future date to be determined by the post-Business Combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of an initial business combination. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to OCA’s Chief Executive Officer at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

HOUSEHOLDING INFORMATION

Unless OCA has received contrary instructions, OCA may send a single copy of this proxy statement to any household at which two or more stockholders reside if OCA believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce OCA’s expenses. However, if stockholders prefer to receive multiple sets of OCA’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of OCA’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

OCA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on OCA at the SEC web site, which contains reports, proxy statements and other information, at: www.sec.gov.

This proxy statement is available without charge to stockholders of OCA upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact OCA in writing at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 or by telephone at (212) 201-8533.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for OCA, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OCA@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Annual Meeting, or no later than June 15, 2023.

OTHER INFORMATION

The Company’s Annual Report on Form 10-K, filed with the SEC on March 31, 2023, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to OCA’s Chief Executive Officer at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail OCA ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 21, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/ocaacquisition/ am2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” BOTH PROPOSALS. Please mark your votes like this The Director Election Proposal — a proposal to re-elect the current Class I directors to the Company’s board of directors (the “Board”); and FOR AGAINST ABSTAIN The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/ocaacquisition/am2023 FOLD HERE • DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS OF OCA ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of David Shen and Jeffrey Glat (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Annual Meeting of stockholders of OCA Acquisition Corp. to be held on June 22, 2023 at 9:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/ocaacquisition/am2023 or at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)